UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              August 28, 2007

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 28, 2007, Collectors Universe, Inc. issued a press release announcing that Christie’s, one the world’s leading Auctioneers of fine art, jewelry, collectibles and antiquities, has approved the inclusion, when auctioning diamonds certified by Collectors Universe’s diamond authentication and grading subsidiary, Gem Certification & Assurance Lab (GCAL), of information regarding the GCAL diamond certifications in the description of the GCAL-certified diamonds that Christies sells at its auctions.

As a result of the decision by Christie’s, for diamonds under 2.0 carats submitted for auction with a GCAL grading certificate, other than those with D color and flawless clarity, Christies will list the GCAL certificate in its auction catalog. In the case of D color diamonds with flawless clarity, a Gemological Institute of America (GIA)® certificate would also be required. For diamonds 2.0 carats or larger which are submitted to Christie’s for auction with grading certificates from both GCAL and GIA, Christie’s will list GCAL’s certificate, as well as GIA’s, in its auction catalog. GCAL certificates will now be accepted at Christie's along with certificates from other world famous laboratories like Gübelin Gemmological Laboratories, SSEF Swiss Gemological Institute, Gemological Institute of America, HRD Diamond Office, and Collectors Universe subsidiary American Gemological Laboratories (AGL), among other laboratories.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1
Press release issued by Collectors Universe on August 28, 2007 announcing that Christie’s Auctions has approved diamond certifications issued by Collectors Universe’s Diamond Certification Unit for inclusion in Christie’s Diamond Auction Catalogs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: August 28, 2007	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release issued by Collectors Universe on August 28, 2007 announcing that Christie’s Auctions has approved diamond certifications issued by Collectors Universe’s Diamond Certification Unit for inclusion in Christie’s Diamond Auction Catalogues.

E-1